CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 5, 2003 in this Registration Statement (Form N-1A No. 002-60655) of UBS Cashfund, Inc.



                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               Ernst & Young LLP


New York, New York
July 25, 2003